UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2004

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22633	33-0683629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On September 10, 2004, New Century Mortgage Corporation (“New Century Mortgage”), a wholly-owned subsidiary of New Century Financial Corporation, NC Capital Corporation (“NC Capital”), a wholly-owned subsidiary of New Century Mortgage, NC Residual II Corporation (“NC Residual II”), a wholly-owned subsidiary of NC Capital, and CDC Mortgage Capital Inc. entered into a Third Amended and Restated Master Repurchase Agreement (the “Agreement”). The purpose of the Agreement was to add NC Residual II as a party to the Agreement and to amend certain provisions of the Second Amended and Restated Master Repurchase Agreement, as amended, dated as of June 23, 2003, by and among New Century Mortgage, NC Capital and CDC Mortgage Capital Inc. The maximum credit available under the Agreement is $700 million and the expiration date of the Agreement is September 9, 2005. The Agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

On September 10, 2004, New Century Financial Corporation and The Irvine Company entered into a Sixth Amendment (the “Amendment”) to an undated lease between the parties (the “Lease”). The purpose of the Amendment was to add to the Lease approximately 21,880 rentable square feet of space in a building located at 320 Commerce, Suite 100, Irvine, California and to adjust the basic rent due under the Lease. The Amendment is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On September 10, 2004, New Century Financial Corporation issued a press release announcing an increase in the quarterly dividend payable to holders of its common stock and the webcast of the 2004 Annual Meeting of Stockholders on September 15, 2004. The full text of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

On September 15, 2004, New Century Financial Corporation issued a press release announcing that at its annual meeting of stockholders its stockholders voted to approve the agreement and plan of merger dated as of April 21, 2004, by and among New Century Financial Corporation, New Century REIT, Inc., a newly formed, wholly owned subsidiary of New Century Financial Corporation, and NC Merger Sub, Inc., a wholly owned subsidiary of New Century REIT, Inc. The agreement and plan of merger will implement the restructuring of New Century Financial Corporation to allow it to qualify as a real estate investment trust, or REIT, for U.S. federal income tax purposes. The full text of the press release is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description of Exhibit
10.1	Third Amended and Restated Master Repurchase Agreement, dated as of September 10, 2004, by and among New Century Mortgage Corporation, NC Capital Corporation, NC Residual II Corporation and CDC Mortgage Capital Inc.

10.2	Sixth Amendment to Lease, dated as of September 10, 2004, by and between New Century Financial Corporation and The Irvine Company.

99.1	Press Release dated September 10, 2004.

99.2	Press Release dated September 15, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

September 15, 2004	By:	/s/ Robert K. Cole
Robert K. Cole
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Third Amended and Restated Master Repurchase Agreement, dated as of September 10, 2004, by and among New Century Mortgage Corporation, NC Capital Corporation, NC Residual II Corporation and CDC Mortgage Capital Inc.

10.2	Sixth Amendment to Lease, dated as of September 10, 2004, by and between New Century Financial Corporation and The Irvine Company.

99.1	Press Release dated September 10, 2004.

99.2	Press Release dated September 15, 2004.